Exhibit 99.1

BITCOIN DEPOT ANNOUNCES ACQUISITION OF MAJORITY INTEREST IN

BITACCESS, A LEADING BITCOIN ATM SOFTWARE PROVIDER

Vertical Integration Expands Bitcoin Depot’s Product Suite

ATLANTA – November 2, 2022 – Lux Vending, LLC dba Bitcoin Depot® (“Bitcoin Depot”), a U.S.-based Bitcoin ATM (“BTM”) operator and leading fintech company, today announced the previously-consummated acquisition of a majority of equity interests in Bitaccess Inc. (“Bitaccess”), a leading BTM operating system provider.

Bitcoin Depot’s ownership interest in Bitaccess has enabled Bitcoin Depot to build out its BDCheckout product and its other software and operational capabilities, and expanded its business lines into kiosk management, compliance systems, transaction processing, and cash management.

“Bitaccess’ high quality and dynamic software infrastructure is a synergistic match for Bitcoin Depot’s objectives,” said Brandon Mintz, CEO and Founder of Bitcoin Depot. “This acquisition has positioned us to have the flexibility to scale our existing products and create new ones and helped us become even more equipped and agile in the BTM market.”

Founded in 2013, Bitaccess provides operating software to BTM operators in over 15 countries, with expertise in blockchain technology, device integrations, transaction processing and systems infrastructure. The company launched its first BTM in Toronto, Canada in January 2014.

Bitaccess’ management team has continued to lead its globally distributed staff, maintaining infrastructure while working with the Bitcoin Depot team to drive continued innovation within the BTM sector.

“We’re thrilled about the benefits of this engagement with Bitcoin Depot as it’s a promising development showcasing vertical integration within our industry,” said Moe Adham, CEO and Founder of Bitaccess. “The BTM sector has matured significantly due to robust demand from consumers, and we look forward to being a part of a leading BTM operator in the space and continuing to support users with access to easy, secure transactions through our platform.”

About Bitcoin Depot

Bitcoin Depot was founded in 2016 with the mission to connect those who prefer to use cash to the broader, digital financial system. Bitcoin Depot provides its users with simple, efficient and intuitive means of converting cash into cryptocurrency, which users can deploy in the payments, spending and investing space. Users can convert cash to cryptocurrencies at Bitcoin Depot’s kiosks and at thousands of name-brand retail locations through BDCheckout. The company has the largest market share in North America with approximately 7,000 kiosk locations. Learn more at www.bitcoindepot.com.

On August 24, 2022, Bitcoin Depot and GSR II Meteora Acquisition Corp. (“GSRM”), a special purpose acquisition corporation, entered into a definitive agreement for a business combination that would result in Bitcoin Depot becoming a public company listed on the Nasdaq under the ticker symbol “BTM.”

About GSR II Meteora Acquisition Corporation

GSR II Meteora Acquisition Corporation (NASDAQ: GSRM) is blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Our management team is led by co-CEOs Gus Garcia and Lewis Silberman, President Anantha Ramamurti and CFO Joseph Tonnos. The company was formed in partnership with Meteora Capital, an investment adviser specializing in SPAC-related investments. For additional information, please visit www.gsrmet.com.

Not an Offer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the proposed business combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Bitcoin Depot’s and GSRM’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bitcoin Depot and GSRM. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of GSRM or Bitcoin Depot is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Bitcoin Depot; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; Bitcoin Depot’s ability to manage future growth; Bitcoin Depot’s ability to develop new products and services, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on Bitcoin Depot’s future business; the amount of redemption requests made by GSRM’s public shareholders; the ability of GSRM or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future;

the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors described or referenced in GSRM’s final initial public offering prospectus dated February 24, 2022 and its most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, in each case, under the heading “Risk Factors,” and other documents of GSRM filed, or to be filed, from time to time with the U.S. Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Bitcoin Depot nor GSRM presently know or that Bitcoin Depot and GSRM currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Bitcoin Depot’s and GSRM’s expectations, plans or forecasts of future events and views as of the date of this press release. Bitcoin Depot and GSRM anticipate that subsequent events and developments will cause Bitcoin Depot’s and GSRM’s assessments to change. However, while Bitcoin Depot and GSRM may elect to update these forward-looking statements at some point in the future, Bitcoin Depot and GSRM specifically disclaim any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing Bitcoin Depot’s and GSRM’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where to Find It

The proposed business combination will be submitted to shareholders of GSRM for their consideration. Copies of the proxy statement (a preliminary filing of which has been made with the SEC) will be mailed (if and when available) to all GSRM shareholders once definitive. GSRM also plans to file other documents with the SEC regarding the proposed business combination. GSRM will mail copies of the definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. GSRM’s shareholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, as well as all other relevant materials filed or that will be filed with the SEC, in connection with GSRM’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about GSRM, Bitcoin Depot and the proposed business combination. Shareholders may also obtain a copy of the preliminary proxy statement and, once available, the definitive proxy statement, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by GSRM, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Cody Slach or Alex Kovtun, (949) 574-3860, GSRM@gatewayir.com.

Participants in the Solicitation

GSRM, Bitcoin Depot and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from GSRM’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation GSRM’s shareholders in connection with the proposed business combination is set forth in the preliminary proxy statement that has been filed with the SEC. You can find more information about GSRM’s directors and executive officers in GSRM’s final initial public offering prospectus dated February 24, 2022 and filed with the SEC on February 28, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available. Shareholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Contacts:

Investors

Cody Slach, Alex Kovtun

Gateway Group

949-574-3860

GSRM@gatewayir.com

Media Zach Kadletz, Brenlyn Motlagh, Ryan Deloney

Gateway Group

949-574-3860

GSRM@gatewayir.com